                                                                   EXHIBIT 10.70

                            LEASING SOLUTIONS, INC.

                               SECOND AMENDMENT
                   TO AMENDED AND RESTATED CREDIT AGREEMENT
                                      AND
                              SECURITY AGREEMENT



     THIS SECOND AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT AND SECURITY AGREEMENT (this "Amendment") is dated as of May 31, 1996, and entered into among LEASING SOLUTIONS, INC., a California corporation (the "Borrower"), the financial institutions named on the signature pages hereof (each a "Lender" and collectively, the "Lenders"), THE FIRST NATIONAL BANK OF BOSTON, in its capacity as swingline lender (the "Swingline Lender") and THE FIRST NATIONAL BANK OF BOSTON, as agent for the Lenders (the "Agent").

                                   RECITALS

     A. Borrower, the Lenders, the Swingline Lender, and Agent, are parties to that certain Amended and Restated Warehousing Credit Agreement dated as of September 15, 1995, as previously amended as of December 15, 1995 (the "Credit Agreement"). All capitalized terms used herein without definition shall have the meaning ascribed to them in the Credit Agreement.

     B. First Interstate Bank of California has been acquired by Wells Fargo Bank, N.A.

     C. Union Bank has been acquired by The Bank of California, N.A., which has been renamed Union Bank of California, N.A.

     D. NatWest Bank N.A. has been acquired by Fleet Bank of New York, N.A., with the resulting bank title being Fleet Bank, N.A.

     E. Under this Amendment, the parties desire to amend the definition of "Rate Spread."

     NOW, THEREFORE, in consideration of the premises and the agreements, provisions and covenants herein contained, the parties hereto agree as follows:

     1.     AMENDMENTS TO THE CREDIT AGREEMENT.

     1.1 CHANGE IN COMMITMENTS. Schedule 1 to the Credit Agreement is hereby amended and replaced in its entirety by a new Schedule 1 as set forth in EXHIBIT A to this Amendment.

     1.2 CHANGE IN DEFINITION OF RATE SPREAD. The definition of Rate Spread in SECTION 1 of the Credit Agreement is hereby amended and replaced in its entirety by a new definition as set forth below:

     "'Rate Spread' means:

            (a) in the case of a Revolving Credit Loan which is a Base Rate
                Loan, zero percent (0%);

            (b) in the case of a Revolving Credit Loan which is a LIBOR Loan, one and twenty-five hundredths percent (1.25%); and

                                      1.

            (c) in the case of a Swingline Loan which is a Base Rate Loan, zero percent (0%)."

Notwithstanding anything herein to the contrary, the above amendment to the definition of Rate Spread shall be effective only as to LIBOR Loans made by the Lenders after the Second Amendment Effective Date.

     2.     CONDITIONS TO EFFECTIVENESS.

     SECTION 1 of this Amendment shall become effective only upon the satisfaction of all of the following conditions precedent (the date of satisfaction of such conditions, which shall be specified in a notice from Agent to the parties hereto, being referred to herein as the "Second Amendment
                                                        ----------------
Effective Date"):
- --------------

     2.1 On or before the Second Amendment Effective Date, the aggregate amount outstanding under the Credit Agreement shall be less than or equal to the aggregate amount of the Commitments set forth in EXHIBIT A hereto.

     2.2 On or before the Second Amendment Effective Date, Agent shall have received for each Lender counterparts hereof duly executed on behalf of Borrower, Agent, Swingline Lender, and each of the Lenders.

     2.3 On or before the Second Amendment Effective Date, all corporate and other proceedings taken or to be taken in connection with the transactions contemplated hereby shall be satisfactory in form and substance to Agent and its counsel and Agent and such counsel shall have received all such copies of such agreements and other documents as Agent may reasonably request.

     3.     BORROWER'S REPRESENTATIONS AND WARRANTIES.

     In order to induce the Lenders to enter into this Amendment and to amend the Credit Agreement in the manner provided herein, Borrower represents and warrants to each Lender that the following statements are true, and correct and complete:

     3.1 AUTHORIZATION OF AGREEMENTS. The execution and delivery of this Amendment and the performance of the Credit Agreement, as amended, have been duly authorized by all necessary corporate action on the part of Borrower.

     3.2 INCORPORATION OF REPRESENTATIONS AND WARRANTIES FROM CREDIT AGREEMENT. The representations and warranties contained in SECTION 4 of the Credit Agreement are and will be true and correct in all material respects on and as of the Second Amendment Effective Date to the same extent as though made on and as of that date, except to the extent such representations and warranties specifically relate to an earlier date, in which case they were true and correct in all material respects on and as of such earlier date, provided that the representations and warranties set forth in SECTION 4.6 of the Credit Agreement shall be deemed to be made with respect to the financial statements most recently delivered to Lenders.

     3.3 ABSENCE OF DEFAULT. No event has occurred and is continuing or will result from the consummation of the transactions contemplated by this Amendment that would constitute a Default under the Credit Agreement.

     4.     MISCELLANEOUS.

     4.1 REFERENCE TO AND EFFECT ON THE CREDIT AGREEMENT AND OTHER LOAN AGREEMENTS.

                                      2.

            4.1.1 On and after the Second Amendment Effective Date, each reference in the Credit Agreement to "this Agreement", "hereunder", "hereof", "herein" or words of like import referring to the Credit Agreement, and each reference in the other Loan Agreements to the "Credit Agreement", "thereunder," "thereof" or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement, as amended by this Amendment.

            4.1.2 Except as specifically amended by this Amendment, the Credit Agreement and the other Loan Agreements shall remain in full force and effect and are hereby ratified and confirmed.

            4.1.3. The execution, delivery and performance of this Amendment shall not, except as expressly provided herein, constitute a waiver of any provision of, or operate as a waiver of any right, power or remedy of Agent or any Lender under, the Credit Agreement or any of the other Loan Agreements.

     4.2 HEADINGS. Section and subsection headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose or be given any substantive effect.

     4.3 APPLICABLE LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF CALIFORNIA, WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES.

     4.4 COUNTERPARTS. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document.

                                      3.

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.



BORROWER                      LEASING SOLUTIONS, INC.


                              By:  /s/ Timothy P. Laehy
                                   --------------------
                              Name:   Timothy P. Laehy
                              Title:  Treasurer


AGENT                         THE FIRST NATIONAL BANK OF BOSTON


                              By:  /s/ Debra E. Delvecchio
                                   -----------------------
                              Name:   Debra E. Delveddhio
                              Title:  Vice President


SWINGLINE LENDER              THE FIRST NATIONAL BANK OF BOSTON


                              By:  /s/ Debra E. Delvecchio
                                   -----------------------
                              Name:   Debra E. Delveddhio
                              Title:  Vice President


LENDERS                       THE FIRST NATIONAL BANK OF BOSTON


                              By:  /s/ Debra E. Delvecchio
                                   -----------------------
                              Name:   Debra E. Delveddhio
                              Title:  Vice President


                              FLEET BANK, N.A.


                              By:  /s/ Maureen Brody
                                   -----------------
                              Name:   Maureen Brody
                              Title:  Vice President

                              THE SUMITOMO BANK OF CALIFORNIA


                              By:  /s/ Arne F. Olson
                                   -----------------
                              Name:   Arne F. Olson
                              Title:  Vice Predisent


                              BANK HAPOALIM B.M.


                              By:  /s/ Bruce Wetter
                                   ----------------
                              Name:    Bruce Wetter
                              Title:   Vice President

                                      4.

                              By:  /s/ David Cohen
                                   ---------------
                              Name:   David Cohen
                              Title:  E. V. P. & Mgr


                              CORESTATES BANK N.A.


                              By:  /s/ Hugh Connelly
                                   -----------------
                              Name:   Hugh Connelly
                              Title:  Vice President


                              WELLS FARGO BANK, N.A.


                              By:  /s/ Wendy Hibberd
                                   -----------------
                              Name:   Wendy Hibberd
                              Title:  Vice President


                              UNION BANK OF CALIFORNIA, N.A.


                              By:  /s/ Robert John Vernagallo
                                   --------------------------
                              Name:   Robert John Vernagallo
                              Title:  Vice President

                                      5.

                         EXHIBIT A TO SECOND AMENDMENT



                         SCHEDULE 1 TO CREDIT AGREEMENT


                                       COMMITMENT    COMMITMENT PERCENTAGE
The First National Bank of Boston      $15,000,000   15/92.5 x 100%

Fleet Bank, N.A.                       $12,500,000   12.5/92.5 x 100%

Bank Hapoalim B.M.                     $12,500,000   12.5/92.5 x 100%

CoreStates Bank, N.A.                  $10,000,000   10/92.5 x 100%

The Sumitomo Bank of California        $10,000,000   10/92.5 x 100%

Wells Fargo Bank, N.A.                 $12,500,000   12.5/92.5 x 100%

Union Bank of California, N.A.         $20,000,000   20/92.5 x 100%

Total                                  $92,500,000   100.00000000%

                                      6.